SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 25, 2003

Date of Report (Date of
earliest event reported)

Alcide Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-12395	22-2445061
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8651 154th Avenue NE, Redmond, WA		98052
(Address of principal executive offices)		(Zip Code)

(425) 882-2555
(Registrant’s telephone number, including area code)

Item 7.                         Financial Statements, Pro Forma Financial Information and  Exhibits

(c)                                  Exhibits

99.1                           Press Release of Alcide Corporation, dated August 25, 2003

Item 12.                   Results of Operations and Financial Condition

On August 25, 2003, Alcide Corporation issued a press release announcing its earnings for the fiscal year ended May 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alcide Corporation

Dated: August 25, 2003	By	/s/ John P. Richards
John P. Richards
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 25, 2003